Exhibit 99.1
Construction Materials Conference Longbow Research February 21, 2008 New York City ?NYSE: EXP Growing Into the 21st Century - Built to Last

Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company's beliefs at the time the statements were made regarding future events which are subject to significant risks, uncertainties and other factors many of which are outside the Company's control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. The principal risks and uncertainties that may affect the Company's actual performance include the following: the cyclical and seasonal nature of the Company's business; public infrastructure expenditures; adverse weather conditions; restrictive covenants contained in our debt agreements; availability of raw materials; changes in energy costs including, without limitation, increases in natural gas and oil; changes in the cost and availability of transportation; unexpected operational difficulties, equipment failures and catastrophic events; inability to timely execute announced capacity expansions; governmental regulation and changes in governmental and public policy (including climate change regulation); changes in economic conditions specific to any one or more of the Company's markets; competition; announced increases in capacity in the gypsum wallboard and cement industries; changes in demand for residential housing construction or commercial construction; environmental liabilities; general economic conditions; and interest rates. For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy (including natural gas and oil) could affect the revenues and operating earnings of our operations. In addition, changes in national and regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company's results of operations. These and other factors are described in the Annual Report on Form 10-K for the Company for the fiscal year ended March 31, 2007 and in its quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2007. These reports are filed with the Securities and Exchange Commission and may be obtained free of charge through the website maintained by the SEC at www.sec.gov. All forward-looking statements made in this presentation are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this presentation will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company's expectations.

Long-Term Construction Outlook Eagle's Growth Initiatives Near-Term Construction Outlook Industry Outlook Eagle at a Glance Eagle Materials Inc.

Favorable Long-Term Construction Outlook Long-term Growth Driven by Demographics Total U.S. Population Additions 65 million people by 2030, 22% increase from 2000 Housing, Retail and Infrastructure - Growth in Households 31 million households added by 2030 Educational Construction - Growth in school age persons 9 million school aged persons added by 2030 Medical Construction - Growth in retirement age persons 34 million retirement age persons added by 2030 Source: U.S. Bureau of the Census

Public Infrastructure Growth

Public Infrastructure Repair

As the nation's population grows to 376 million, the USA will need 59 million new housing units by 2030. Brookings Institute 12-13-04 "Opportunity to Rebuild America" In thousands of units Long Term Outlook New Residential Construction 9,850 6,278 7,945 3,638 7,120 3,707 14,109 4,597 1,869 Georgetown 14,109

Existing homes in need of repair or replacement Approximately 125 million homes exist today Over 50% of homes in the United States today were built more than 30 years ago. Over the past decade, repair and remodeling spending has increased 5% each year. Over the next decade approximately 15% of existing homes are expected to be torn down and rebuilt Source: NAHB, Factset and Brookings Institute Before 1960 1960-1969 1970-1979 1980-1989 1990 or later Age of Housing Stock 39 14 20 17 10 1990 or Later 10% Before 1960 39% 1960 to 1969 14% 1970 to 1979 20% 1980 to 1989 17% Age of Housing Stock

Commercial Repair and Remodel

Long-Term Construction Outlook Eagle's Growth Initiatives Near-Term Construction Outlook Industry Outlook Eagle at a Glance Eagle Materials Inc.

Current Growth Initiatives Estimated Completion Date Approximate Cost Wallboard Greenfield Plant in South Carolina Complete $150 Cement Modernization and Expansion of Nevada Cement Fall 2009 $200 Modernization and Expansion of Mountain Cement 2010 $120 TOTAL $470 ($ in millions)

Georgetown, South Carolina Wallboard Project Project Background New gypsum wallboard plant with annual design capacity of 750 mmsf Long-term supply agreement for synthetic gypsum with Santee Cooper (South Carolina Public Service Authority) Increases Eagle's annual wallboard capacity by approximately 30% Greatly improves American Gypsum's distribution network Will be American Gypsum's highest-margin plant Project Update Completed construction on-time and under-budget Commenced start-up in January 2008 Now producing full product line at rated capacity Sales from plant began in February 2008

Georgetown, South Carolina Progress Photos The First Attempt

Georgetown, South Carolina Progress Photos The Second Attempt - Our First Board

Georgetown, South Carolina Progress Photos 8/31/06 2/24/07 12/21/07 1/31/08

Nevada Cement Modernization Project Background Plant located just east of Reno, Nevada Serves the Northern Nevada and Northern California cement markets Approximately $200 million investment Modernization includes: Expanding capacity by approximately 100% to 1.1 million tons Reducing operating costs significantly Project Status Design engineering complete Draft construction permit received Public Comment Period Closed Construction expected to start in spring 2008 Project expected to be completed fall 2009

Mountain Cement Modernization Project Background Plant located in Laramie, Wyoming (serves the Mountain States region) Approximately $120 million investment Modernization includes: Expanding annual capacity by approximately 30% to 0.9 million tons Reducing operating costs significantly Project Status Construction permit submitted - deemed technically and administratively complete Construction expected to start in fall 2008 or Spring 2009 Project expected to be completed in 2010

Western Aggregates Expansion Project Background Largest aggregates deposit in California Located approximately 50 miles north of Sacramento Northern California short of aggregates reserves Project includes rail link to aggregate-starved markets

Efficient Facilities Drive High Operating Margins Cement Illinois Cement Company 5 stage preheater/precalciner Texas Lehigh Cement Company 4 stage preheater/precalciner Mountain Cement Company 5 stage preheater/precalciner Nevada Cement Company 5 stage preheater/precalciner Concrete/Aggregate Dominant local aggregates position American Gypsum Company Duke High speed board line Modern dryers Eagle High speed board line Modern dryer Bernalillo Medium speed board line Modern dryer Albuquerque Medium speed board line Modern dryer Georgetown, South Carolina High speed board line Modern dryer and steam Republic Paperboard High speed (3,000 ft/minute) Light-weight paper

Future Growth Opportunities Eagle continues to acquire additional raw material resources (Gypsum and Limestone) for future growth opportunities in our two main business lines: wallboard and cement.

Long-Term Construction Outlook Eagle's Growth Initiatives Near-Term Construction Outlook Industry Outlook Eagle at a Glance Eagle Materials Inc.

Residential Construction Near Term Outlook Months' supply of new and existing homes has put downward pressure on new housing starts Months' supply of new homes is approaching 10 months, which is greater than 20 year historical average Permits for new construction continue to fall due to inventory overhang Residential mortgage delinquency rates have risen recently Foreclosures adding to inventory Consumers experiencing difficulty in accessing mortgages Significant amount of Subprime/Alt A loans are resetting Subprime teaser rates now being reset Balloon payments on Alt-A loans under severe distress 30-year fixed-rate traditional mortgages are low but underwriting standards have been tightened significantly Bottom Line - Residential real estate has not yet bottomed Prices continue to decline in bubble markets Negative residential equity exacerbating financial crisis Residential Construction represents 33% of our end market demand

New Home Supply - 1972 - 2007 New Home Months Supply New Homes for Sale as % of Total Housing Stock Percentage of Loans in Foreclosure 1972 5.2 0.004 5.4 0.004 6.1 0.0042 5.8 0.0044 6.1 0.0046 6.3 0.0048 6.3 0.0049 6 0.0051 6.2 0.0052 5.7 0.0054 6.8 0.0055 6.5 0.0056 1973 6.5 0.0054 6.8 0.0053 7 0.0054 7.7 0.0054 7.5 0.0055 7.8 0.0056 8.7 0.0057 9.4 0.0057 9.5 0.0056 9.4 0.0056 9.6 0.0056 10.1 0.0056 1974 9.7 0.0053 9.6 0.0052 8.8 0.0052 9.1 0.0052 8 0.0051 8.9 0.0051 8.8 0.0049 9.3 0.0048 9.1 0.0047 9.8 0.0047 9.7 0.0046 10.3 0.0045 1975 9.9 0.0044 10.4 0.0043 8.9 0.0042 7.2 0.0041 6.8 0.0041 7.2 0.0041 7 0.0041 6.8 0.004 7.3 0.0041 6.6 0.0042 5.8 0.004 5.8 0.004 1976 6.4 0.0038 5.9 0.0038 6.8 0.0039 6.4 0.004 7 0.004 6.9 0.0042 6.4 0.0042 6.2 0.0042 6.2 0.0042 5.8 0.0043 6 0.0044 5.6 0.0044 1977 5.3 0.0042 5.1 0.0041 5 0.0043 5.5 0.0043 5.4 0.0044 5.5 0.0045 6.1 0.0046 5.8 0.0047 5.9 0.0048 6.1 0.0049 6 0.005 6 0.005 1978 5.9 0.0047 6.3 0.0046 6.1 0.0047 5.8 0.0048 5.9 0.0048 6.2 0.005 6.6 0.005 6.6 0.005 5.9 0.005 5.7 0.0049 6.5 0.005 6.1 0.005 1979 6.6 0.0047 0.0031 6.8 0.0045 0.0031 6.6 0.0048 0.0031 6.8 0.0048 0.003 7.1 0.0049 0.003 7.4 0.0049 0.003 7.1 0.0049 0.0027 6.9 0.0049 0.0027 7.4 0.0048 0.0027 7.4 0.0048 0.0029 8.3 0.0047 0.0029 8.6 0.0047 0.0029 1980 7.9 0.0044 0.0032 8.6 0.0043 0.0032 9.8 0.0042 0.0032 Source: U.S Bureau of the Census; Mortgage Bankers Association

U.S Single Family Housing Starts - 1972-2008E Housing Starts 1972 1309.2 1973 1132 1974 888.1 1975 892.2 1976 1162.4 1977 1450.9 1978 1433.3 1979 1194.1 1980 852.2 1981 705.4 1982 662.6 1983 1067.6 1984 1084.2 1985 1072.4 1986 1179.4 1987 1146.4 1988 1081.3 1989 1003.3 1990 894.8 1991 840.4 1992 1029.9 1993 1125.7 1994 1198.4 1995 1076.2 1996 1160.9 1997 1133.7 1998 1271.4 1999 1302.4 2000 1230.9 2001 1273.3 2002 1358.6 2003 1499 2004 1610.5 2005 1715.8 2006 1465.4 2007 1045.9 2008E 750 Downturn -54% Downturn -56% Source: U.S Bureau of the Census; Eagle estimates

U.S Single Family Building Permits - 1972-2008E Housing Starts 1972 1033.1 1973 882.1 1974 643.8 1975 675.5 1976 893.6 1977 1126 1978 1182.6 1979 981.5 1980 710.4 1981 564.3 1982 546.4 1983 901.5 1984 922.4 1985 956.6 1986 1077.6 1987 1024.4 1988 993.8 1989 931.7 1990 793.9 1991 753.5 1992 910.7 1993 986.5 1994 1068.5 1995 997.3 1996 1069.5 1997 1062.4 1998 1187.6 1999 1246.7 2000 1198.1 2001 1235.6 2002 1332.6 2003 1460.9 2004 1613.4 2005 1682 2006 1378.2 2007 973.3 2008E 702 Downturn -54% Downturn -58% Source: U.S Bureau of the Census; Eagle estimates

While Real Estate is a Local Business... Q189 Q289 Q389 Q489 Q190 Q290 Q390 Q490 Q191 Q291 Q391 Q491 Q192 Q292 Q392 Q492 Q193 Q293 Q393 Q493 Q194 Q294 Q394 Q494 Q195 Q295 Q395 Q495 Q196 Q296 Q396 Q496 Q197 Q297 Q397 Q497 Q198 Q298 Q398 Q498 Q199 Q299 Q399 Q499 Q100 Q200 Q300 Q400 Q101 Q201 Q301 Q401 Q102 Q202 Q302 Q402 Q103 Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Median Single Family Home Price 78.5 82.2 76.8 77.5 82.3 84 85.8 83.5 84 85.6 86.5 85.5 84.7 87.2 87.6 87.1 86.3 88.2 90.2 91 89.2 91.1 93.2 92 91.6 94.8 99.3 99.1 102.6 103.8 107.9 106.7 109.5 113.2 115.5 115.6 117.3 120.4 121.9 121.2 123.1 126.9 128.5 126.5 130.9 134.4 136.7 134.9 135.5 141.2 142.2 138.8 141.7 143.3 144.3 146.7 147.3 152.5 156.1 152.8 155.8 165.6 172.7 180.2 193.8 243.4 268 268.4 268.3 272.2 266.5 262.2 262.5 264.8 Months Supply of New Homes 4.8 4.3 5.1 5 4.5 3.6 3.9 3.9 2.8 2 1.2 1.2 1.2 1.1 2.1 4.1 5.1 6.3 8.6 8.2 8.7 10.1 Source: National Association of Realtors and Merrill Lynch Bubble Market

While Real Estate is a Local Business... Q189 Q289 Q389 Q489 Q190 Q290 Q390 Q490 Q191 Q291 Q391 Q491 Q192 Q292 Q392 Q492 Q193 Q293 Q393 Q493 Q194 Q294 Q394 Q494 Q195 Q295 Q395 Q495 Q196 Q296 Q396 Q496 Q197 Q297 Q397 Q497 Q198 Q298 Q398 Q498 Q199 Q299 Q399 Q499 Q100 Q200 Q300 Q400 Q101 Q201 Q301 Q401 Q102 Q202 Q302 Q402 Q103 Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Median Single Family Home Price 89.8 92.4 94.7 92.2 89.8 91.8 90.8 85.4 86.5 88.5 90.3 87.1 90.8 92.1 92.2 89.8 89.5 95.9 95.7 95.5 95.1 96.3 95.4 92.3 90.6 95.3 100.3 96.7 100.8 104.7 104.6 103.1 105.6 111.4 114.2 114.6 106.8 113.3 113 110.9 113.7 118.8 114.3 115.9 119.9 118.9 125.3 126.2 122.7 133.6 134.2 129.2 130.8 136.3 137 134.6 134.9 139.9 142.6 135.2 132.8 141 140.3 137.3 140 149.1 147.2 150.2 146.4 153.9 151.3 144.3 145.5 156.5 Months Supply of New Homes 3.7 3 4.2 3.9 3.5 3.2 3.9 3.8 3.2 3 4.1 4.4 3.7 3.6 5.1 4.8 4.7 4.7 6 5.4 5.8 5.6 6.1 6.1 5.6 5.2 6.2 5.4 5.3 4.5 5.3 5.4 4.8 4.3 6.1 5.8 5.5 5.3 Source: National Association of Realtors and Merrill Lynch Non-Bubble Market

While Real Estate is a Local Business, Financing Real Estate is National High level of foreclosure prospects perpetuates falling residential real estate prices Falling prices require larger percentage down payments Even with large down payments, it is increasingly difficult to qualify Bank spreads are increasing because of increased risk associated with falling residential real estate prices Lendability, not Affordability, Current Issue

Private Non-Residential Construction Spending - Value Put in Place 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E 119.135 127.459 140.386 155.407 168.281 179.913 177.15 183.741 171.905 139.019 127.956 127.569 129.634 144 162.6 157.8 Source: U.S. Bureau of the Census; PCA (Projection from Fall 2007) Non-Residential Construction represents 22% of our end market demand ?

Public Construction Spending - Value Put in Place Source: Portland Cement Association (Projection from Fall 2007). 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E Public Construction 130.4 129.6 134.3 141 148.2 147.9 155.3 162.3 170.6 175.1 170.8 155 154.6 161.8 176.7 180.5 Public Construction represents 32% of our end market demand ?

Improved Highway Spending Annual Spending Levels 1998 21.5 1999 25.5 2000 27.7 2001 29.9 2002 31.8 2003 31.6 2004 34.4 2005 35.2 2006 36.8 2007 39.8 2008E 40.3 2009E 41.9 Source: American Road & Transportation Builders Association (ARTBA) TEA-21 SAFETEA

Repair and Remodel Construction Spending - Value Put in Place Source: U.S. Bureau of the Census; NAHB Projection 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E Public Construction 148.4 147 144.4 149 152.9 151.7 163.4 160 167.6 171.2 176 172.1 168.9 Repair and Remodel Construction represents 13% of our end market demand ?

Long-Term Construction Outlook Eagle's Growth Initiatives Near-Term Construction Outlook Industry Outlook Eagle at a Glance Eagle Materials Inc.

Imports U.S. Cement Industry Overview Capacity vs. Consumption Source: PCA Data and Company estimates (Calendar Year) 2008 Demand - down 2% 2008 Supply - up 3.5% 50 75 100 125 150 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08E millions of short tons Consumption Capacity

Wallboard Industry Update Wallboard demand was 30.2 billion square feet (BSF) in 2007 Down 16.5% from 2005 peak 2008 annual year-over-year decline will be greater than 10% Wallboard production capacity continues to increase Primarily synthetic gypsum plants in the East Wallboard production capacity currently significantly greater than wallboard demand causing very low industry capacity utilization Marketplace highly competitive Price fell $82 per msf, or 45%, from July 2006 peak to December 2007

Long-Term Construction Outlook Eagle's Growth Initiatives Near-Term Construction Outlook Industry Outlook Eagle at a Glance Eagle Materials Inc.

Low-cost producer of cement and wallboard Stable earnings and cash flow from sold out cement plants Constructing high return growth projects in both cement and wallboard Repurchased approximately 10% of our stock during fiscal year ending March 31, 2008 and approximately 25% since our January 2004 spin-off from Centex Substantial regular dividend We are the Nation's Highest Margin Construction Products Company * * Based on comparison of earnings before interest, taxes/revenues for the most recently reported period for EXP comparable companies.

We Continue to Outperform the Group * USG CRH TXI Cemex Lafarge SA Martin Marietta Vulcan Eagle East 0.037 0.101 0.123 0.136 0.184 0.196 0.211 0.285 EBIT Margins (TTM) * Based on comparison of EBIT Margins (TTM) for each of the listed companies for the most recently reported period.

Financial Highlights ($ in millions) 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 Revenues 328 380 463 638 731 605 For the Nine-Months Ending 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 Op Income 84 87 129 190 269 168 * Before Corporate G&A Revenues Operating Earnings *

Eagle's Dividend Eagle's TTM Industry TTM * Payout 0.288 0.33 Eagle's Dividend (1) Industry Average * Payout 0.023 0.02 * TXI, USG, VMC, MLM, CX, LG, SGO, CRH, HOLN, JHX (1) Based on $35 per share stock price

Share Buybacks and Cash Dividends Paid 1999-2008 YTD Dividends Share Buybacks 2004 * 116600 3100 2005 22200 43800 2006 21300 165300 2007 34700 100400 2008 YTD 35800 175000 Share Repurchases Since Spin-off Represent 25% of the Company Total since FY2004 - $720 million * Includes special dividend

Creating Shareholder Value Strong cash flow from low-cost operations Balanced growth strategy focused on cement and wallboard Attractive regular annual dividend Regular annual cash dividend - $0.80 per share Share repurchase program We repurchased approximately 10% of the Company during fiscal year ending March 31, 2008 and approximately 25% since the spin-off from Centex in 2004 We have approximately 0.8 million shares remaining under the current repurchase authorization

Eagle Materials Inc. Question & Answer

Contact Information Steve Rowley, President and CEO Telephone: 214-432-2020 Email: srowley@eaglematerials.com Arthur Zunker, Senior Vice President and CFO Telephone: 214-432-2010 Email: azunker@eaglematerials.com Bill Devlin, Vice President - Controller Telephone: 214-432-2014 Email: bdevlin@eaglematerials.com Craig Kesler, Vice President - Investor Relations and Corporate Development Telephone: 214-432-2013 Email: ckesler@eaglematerials.com Eagle Materials Inc. NYSE: EXP www.eaglematerials.com

Appendix